UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2017

PDL COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

Federal	333-217275	Applied For
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2244 Westchester Avenue, Bronx, New York		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 931-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 19, 2017, Ponce De Leon Federal Bank (the “Bank”) issued a press release announcing that at a special meeting of the members held on September 18, 2017, the members of the Bank approved i) the Bank’s Plan of Reorganization from a Mutual Bank to a Mutual Holding Company and Stock Issuance Plan, as amended (the “Plan of Reorganization”), pursuant to which the Bank will reorganize into the mutual holding company structure and ii) the establishment and funding of the Ponce De Leon Foundation.

The number of shares to be sold in connection with the Plan of Reorganization will be based on a final appraisal and remains subject to receipt of final regulatory approvals. The Bank is currently processing orders and will provide further information at a future date.

A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

This current report contains certain forward-looking statements about the reorganization and stock offering. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include delays in consummation of the offering, failure to receive required regulatory approvals, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Bank is engaged.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press release dated September 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PDL COMMUNITY BANCORP

DATE: September 19, 2017	By:	/s/ Carlos P. Naudon
Carlos P. Naudon
President and Chief Executive Officer